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EXHIBIT 99.1

                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                                   AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ohio Legacy Corp (the "Company") on Form 10-KSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ L. Dwight Douce
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L. Dwight Douce
President, Chief Executive Office and Director

/s/ Eric S. Nadeau
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Eric S. Nadeau
Chief Financial Officer and Vice President

March 26, 2003
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